CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix-Seneca Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 8, 2005              /s/ George R. Aylward
     ----------------------          -------------------------------------------
                                     George R. Aylward, Executive Vice
                                     President
                                     (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix-Seneca Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 8, 2005              /s/ W. Patrick Bradley
     ----------------------          -------------------------------------------
                                     W. Patrick Bradley, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)